UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2021 (July 29, 2021)
 _________________________
OUTFRONT Media Inc.
(Exact name of registrant as specified in its charter)
 __________________________

Maryland	001-36367	46-4494703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

405 Lexington Avenue, 17th Floor
New York,	New York	10174
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (212) 297-6400
__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01, par value	OUT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.
On July 29, 2021, a subsidiary of OUTFRONT Media Inc. (the “Company”) entered into an amendment (the “Amendment”) to its advertising license agreement, entered into on December 8, 2017 but effective as of November 1, 2017 (the “Original Agreement,” and as amended, supplemented or otherwise modified, the “MTA Agreement”), with the Metropolitan Transportation Authority (the “MTA”).

The Amendment increases the initial ten-year term of the Original Agreement to a 13-year initial term, with all time-based events in the Original Agreement correspondingly adjusted by three years. The Company continues to have the option to extend the MTA Agreement for an additional five-year period at the end of the 13-year initial term, subject to satisfying certain quantitative and qualitative conditions.

Pursuant to the Amendment, the Company’s deployment obligations with respect to digital displays for advertising have been reduced and optimized, and the Company is now obligated to deploy, over a number of years, (i) 5,433 digital advertising screens on subway and train platforms and entrances, (ii) 15,896 smaller-format digital advertising screens on rolling stock, and (iii) 9,283 MTA communications displays, subject to any modifications agreed to by the Company and the MTA.

The Company is also obligated to deploy certain additional digital advertising screens and MTA communications displays in subway and train stations and rolling stock that the MTA may build or acquire in the future (collectively, the “New Inventory”). Under the Amendment, if the Company does not recoup all costs of deploying advertising and communications screens with respect to the New Inventory by the end of the term of the MTA Agreement, the MTA will be obligated to reimburse the Company for these costs.

The Amendment also provides that if prior to April 1, 2028 the balance of unrecovered costs of deploying advertising and communications screens throughout the transit system is equal to or less than zero, then in any year following the year in which such recoupment occurs (the “Recoupment Year”), the MTA is entitled to receive an additional payment equal to 2.5% of the annual base revenue amount for such year calculated in accordance with the MTA Agreement, provided that gross revenues in such year (i) were at least equal to the gross revenues generated in the Recoupment Year, and (ii) did not decline by more than 5% from the prior year. Deployment costs in an amount not to exceed $50.7 million, which are deemed authorized before December 31, 2020, will be paid directly by the MTA. For any deployment costs deemed authorized after December 31, 2020, the MTA and the Company will no longer be obligated to directly pay 70% and 30% of the costs, respectively, and these costs will be subject to recoupment in accordance with the MTA Agreement.

The remaining terms of the Original Agreement remain unchanged, and the changes to the Original Agreement set forth in the Amendment are the Company’s sole remedy under the MTA Agreement with respect to impact of the COVID-19 pandemic.

The foregoing description of the Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

The Company has made statements in this Current Report on Form 8-K that are forward-looking statements within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by the use of forward-looking terminology such as “will” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions related to the MTA Agreement (including the Amendment). Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: declines in advertising and general economic conditions, including declines caused by the novel coronavirus (“COVID-19”) pandemic; the severity and duration of the COVID-19 pandemic and any other pandemics, and the impact on our business, financial condition and results of operations; competition; government regulation; our ability to implement our digital display platform and deploy digital advertising displays to our transit franchise partners, including interruptions and reductions in demand caused by the impact of the COVID-19 pandemic; losses and costs resulting from recalls and product liability, warranty and intellectual property claims; our ability to obtain and renew key municipal contracts on favorable terms; content-based restrictions on outdoor advertising; seasonal variations; changes in regulations and consumer concerns regarding privacy, information security and data, or any failure or perceived failure to comply with these regulations or our internal policies; asset impairment charges for our long-lived assets and goodwill; our substantial indebtedness; restrictions in the agreements governing our indebtedness; incurrence of additional debt; our failure to remain qualified to be taxed as a real estate investment trust (“REIT”); and other factors described in our filings with the Securities and Exchange Commission (the “SEC”), including but not limited to the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 26, 2021. All forward-looking statements in this Current Report on Form 8-K apply as of the date of this report or as of the date they were made and, except as required by applicable law, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors of new information, data or methods, future events or other changes.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed herewith:

Exhibit Number	Description

10.1
Amendment No. 7, dated as of July 29, 2021, by and between the Metropolitan Transportation Authority and Outfront Media Group LLC, to Advertising License Agreement, entered into December 8, 2017 (effective as of November 1, 2017).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amendment No. 7, dated as of July 29, 2021, by and between the Metropolitan Transportation Authority and Outfront Media Group LLC, to Advertising License Agreement, entered into December 8, 2017 (effective as of November 1, 2017).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTFRONT MEDIA INC.

By:	/s/ Matthew Siegel
	Name:	Matthew Siegel
	Title:	Executive Vice President and
Chief Financial Officer

Date: August 4, 2021